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                         ASSIGNMENT
                             OF
                     PURCHASE AGREEMENT

      THIS ASSIGNMENT made and entered into this 2 day of January, 2004, by and between AEI FUND MANAGEMENT, INC., a Minnesota corporation, ("Assignor") and AEI Income & Growth Fund 25 LLC, a Delaware Limited Liability Company, and AEI Accredited Investor Fund 2002 Limited Partnership, a Minnesota Limited Partnership (as tenants in common, together collectively referred to as "Assignee");

     WITNESSETH, that:

      WHEREAS, on the 24th day of November, 2003, Assignor entered into a Purchase Agreement ("the Agreement") for that certain property located at 914 RiverGate Parkway, Goodlettsville, TN (the "Property") with TransGate, L.L.C., as Seller; and

      WHEREAS, Assignor desires to assign to AEI Income & Growth Fund 25 LLC, an undivided twenty-five percent (25.0%) interest as a tenant in common; and AEI Accredited Investor Fund 2002 Limited Partnership, an undivided seventy-five percent (75.0%) interest as a tenant in common, of its rights, title and interest in, to and under the Agreement as hereinafter provided;

      NOW, THEREFORE, for One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed between the parties as follows:

     1. Assignor assigns all of its rights, title and interest in, to and under the Agreement to Assignee, to have and to hold the same unto the Assignee, its successors and assigns;

     2. Assignee hereby assumes all rights, promises, covenants, conditions and obligations under the Agreement to be performed by the Assignor thereunder, and agrees to be bound for all of the obligations of Assignor under the Agreement.

All other terms and conditions of the Agreement shall remain unchanged and continue in full force and effect.


ASSIGNOR:

AEI FUND MANAGEMENT, INC.


By:  /s/ Robert P Johnson
     Robert P. Johnson, its President


ASSIGNEE:

                         AEI INCOME & GROWTH FUND 25 LLC,
                           a Delaware corporation

                         BY: AEI FUND MANAGEMENT XXI, INC.,
                                   a Minnesota corporation


                         By: /s/ Robert P Johnson
                                Robert   P.   Johnson,   its
                         President

                         AEI ACCREDITED INVESTOR FUND 2002
                              LIMITED PARTNERSHIP,
                                 a Delaware corporation

                         BY:   AEI  FUND  MANAGEMENT  XVIII,
                         INC.,
                                    a Minnesota corporation


                         By: /s/ Robert P Johnson
                                Robert   P.   Johnson,   its
                         President